EXHIBIT 10.19

                  MORTGAGE, ASSIGNMENT OF LEASES, RENTS, INCOME
               AND PROFITS, SECURITY AGREEMENT AND FIXTURE FILING


     A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE LENDER (i.e., the MORTGAGEE) TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE BORROWER (i.e., the MORTGAGOR UNDER THIS MORTGAGE).


     THIS MORTGAGE, ASSIGNMENT OF LEASES, RENTS, INCOME AND PROFITS, SECURITY AGREEMENT AND FIXTURE FILING (the "Mortgage") is executed actually and delivered effective as of the 28th day of June, 2006, by and between AMS HEALTH
SCIENCES, INC., an Oklahoma corporation (referred to herein as the "Borrower"), having a mailing address of 711 N.E. 39th, Oklahoma City, Oklahoma 73105, and LAURUS MASTER FUND, LTD., a Cayman Island company (referred to herein as the "Lender"), having a mailing address in care of Laurus Capital Management, LLC, 825 Third Avenue, 14th Floor, New York, New York County, NY 10022.

                              W I T N E S S E T H:

     Borrower is justly indebted to Lender for the indebtedness and Obligations (hereinafter defined);

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby MORTGAGE, WARRANT, GRANT, CONVEY AND ASSIGN to Lender, with power of sale, all right, title and interest of Borrower in and to:

     A. The real estate located in Oklahoma County, Oklahoma, described in Exhibit A attached hereto and incorporated herein by this reference (the "Land");

     B. All right, title and interest of Borrower in all buildings, foundations, structures and improvements now or hereafter located on or in the Land, and all materials now or hereafter intended for construction, reconstruction, alteration or repair thereof, all of which shall be deemed a part thereof immediately upon being delivered to the Land (collectively, the "Improvements");

     C. All right, title and interest of Borrower now and hereafter in and to the streets and roads, opened or proposed, abutting the Land, all strips and gores within or adjoining the Land, the air space and right to use the air space above the Land, all rights of ingress and egress to and from the Land, all easements, rights of way, reversions, remainders, hereditaments, and appurtenances now or hereafter affecting the Land or the Improvements, all royalties and rights and privileges appertaining to the use and enjoyment of the Land or the Improvements, including all air, lateral support, alley, drainage, water, riparian, oil, gas and mineral rights, options to purchase or lease, and all other interests, estates or claims, in law or in equity, which Borrower now has or hereafter may acquire in or with respect to the Land or the Improvements (collectively, the "Appurtenances"; the Land, the Improvements and the Appurtenances are hereinafter sometimes collectively referred to as the "Premises");

     D. All right, title and interest of Borrower in all fixtures, equipment (including but not limited to office equipment, motors, elevators, radiators, gas and electric ranges, refrigerators, freezers, and plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning, central energy, sprinklering and fire suppression, waste disposal and theft protection equipment), fittings, furniture, furnishings (including, but not limited to awnings, shades, screens, blinds and carpets), appliances, apparatus, and machinery now existing or hereafter installed in the Premises, and all building materials, supplies and equipment now existing or hereafter delivered to the Premises and intended to be installed therein, and all renewals or replacements of any of the foregoing property or articles in substitution thereof (collectively, the "Equipment");

     E. All right, title and interest of Borrower whether now existing or hereafter acquired in, to and under all accounts, documents, instruments, chattel paper, and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code in effect in the state in which the Land is located (the "UCC"), that are derived from the Premises or Equipment, including, to the extent assignable, all contract rights (including, without limitation, under contracts with all contractors, architects, engineers or subcontractors relating to the construction or renovation of the Improvements or Equipment, including payment, performance and materialmen's bonds), franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action, which in the case of any of the foregoing now or hereafter relate to, are derived from or used in connection with the Premises or Equipment or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the "Intangibles");

     F. All right, title and interest of Borrower, whether now existing or hereafter acquired and wherever located, in, to and under all leases, lettings, tenancies and licenses of the Premises or Equipment or any part thereof now or hereafter entered into and all amendments, extensions, renewals and guaranties thereof, all security therefor, and all moneys payable thereunder (each a "Lease" and collectively, the "Leases");

     G. All rents, income, issues and profits, security deposits and other benefits to which Borrower may now or hereafter be entitled from the Premises, the Equipment or the Intangibles or under or in connection with the Leases, including, without limitation, all income received from tenants, lessees, licensees and concessionaires and other persons occupying space at the Premises and/or rendering services to tenants thereat (collectively, the "Property Income"); and

     H. All proceeds, judgments, claims, compensation, awards of damages and settlements with respect to or hereafter made as a result of or in lieu of any condemnation or taking of the Premises and/or Equipment by eminent domain (including severance and consequential damages and change in grade of streets) or any casualty loss of or damage to any of the Premises, the Equipment, the Intangibles, the Leases or the Property Income, all refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, the Equipment, the Intangibles, the Leases or the Property Income, or any part thereof, into cash or liquidated claims (collectively, the "Proceeds"; the Equipment, the Intangibles, the Leases, the Property Income and the Proceeds are hereinafter collectively referred to as the "Collateral"; the Premises and the Collateral being hereinafter sometimes collectively referred to as the "Mortgaged Property").

TO HAVE AND TO HOLD the Mortgaged Property with all the privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Lender, its successors and assigns forever, upon the terms and conditions set forth herein. Further, Borrower hereby grants to Lender and confers upon Lender the power to sell the Mortgaged Property and the interests of Borrower and all persons having any interest by, through or under Borrower in the manner provided in the "Oklahoma Power of Sale Mortgage Foreclosure Act" (46 O.S. ss.ss. 40-48), as the same may be amended from time to time (the "Power of Sale Act").

     The foregoing grant is expressly SUBJECT TO the lien of that certain Mortgage dated December ___, 2005 from Borrower, as mortgagor, to Farmers State Bank, recorded in Book 9945 at Page 1903 in the office of the County Clerk of Oklahoma County, Oklahoma, covering the land and improvements (the "Prior Mortgage") and securing the payment of that certain Promissory Note dated November 11, 2003 executed by Heartland Cup, Inc. and payable to Farmers State Bank in the original principal amount of $650,000.000, as modified by that certain Assumption Agreement dated November 7, 2005 by, between and among Farmers State Bank, Heartland Cup, Inc. and Borrower (collectively, the "Prior Note").

     The foregoing grant is for the purpose of securing to Lender the following (the "Obligations"):

     A. The repayment of the indebtedness evidenced by Borrower's Secured Convertible Term Note of even date herewith, in the original principal sum of Two Million and No/100 Dollars ($2,000,000.00) with interest thereon at the rate stated therein (the "Contract Rate") with the balance of the principal sum, if not sooner paid, to be due and payable on ____________, 2009, and all modifications, extensions, renewals, replacements and restatements therein (collectively, the "Note"), the terms of which are incorporated herein as if set forth in full;

     B. The payment of all other sums, with interest at the Default Rate set forth in the Note, advanced in accordance with this Mortgage to protect the security of this Mortgage;

     C. The payment of all future advances and any additional amounts, with interest thereon, that may hereafter be loaned by Lender to Borrower, which additional loans are evidenced by a promissory note or notes containing a recitation that this Mortgage secures the payment of such note or notes;

     D. The payment and performance of all obligations of Borrower arising from and set forth in (i) that certain Securities Purchase Agreement between Lender and Borrower, (ii) that certain Master Security Agreement between Lender and Borrower, (iii) that certain Stock Pledge Agreement between Borrower, Lender and AMS Manufacturing, Inc., an affiliate of Borrower, (iv) that certain Common Stock Purchase Agreement between Borrower and lender, (v) that certain Registration Rights Agreement between Borrower and Lender, (vi) that certain Funds Escrow Agreement between Lender, Borrower and Loeb & Loeb, (vii) that certain Grant of Security Interest in Patents and Trademarks between Lender and Borrow; and (viii) that certain Stock Purchase Warrant between Lender and Borrower, all dated of even date herewith (all of which, together with the Note and this Mortgage and any other present or future agreement executed in connection with the transactions reflected in this Mortgage, are sometimes collectively called the "Loan Documents").

     AND BORROWER COVENANTS AND WARRANTS lawful seizure of an indefeasible estate in fee simple of the Mortgaged Property; that the same are free from all encumbrances and liens whatsoever, except for (i) easements and restrictions of record on the date hereof, none of which materially interfere with the use of the Mortgaged Property for the operation thereof intended by Borrower, (ii) the lien of ad valorem real estate taxes and any assessments for which payment is not delinquent in either case, and (iii) any liens expressly permitted by the express terms of the Loan Documents, and (iii) the Prior Mortgage (the encumbrances and liens described in the foregoing subsections (i) - (iii) are referred to collectively as the "Permitted Exceptions"); that Borrower has the legal right, power and authority to encumber the Mortgaged Property pursuant to this Mortgage, the execution and delivery and the performance of which will not, either immediately or with notice and/or passage of time, violate any agreement to which Borrower is a party or by which Borrower is bound; and that Borrower and the successors in interest of Borrower will forever WARRANT AND DEFEND the title to the Mortgaged Property and the lien and priority of this Mortgage against the claims and demands of all persons whomsoever. All such covenants and warranties shall run with the land.

     Borrower additionally represents and warrants to Lender that:

     A. Borrower is a validly existing corporation organized under the laws of the State of Oklahoma and is duly qualified to do business in Oklahoma and in all other jurisdictions in which qualification is necessary in order to conduct the business and affairs of Borrower.

     B. The Guarantor is a validly existing corporation organized under the laws of the State of Oklahoma and is duly qualified to do business in Oklahoma and in all other jurisdictions in which qualification is necessary in order to conduct the business and affairs of Guarantor.

     C. The execution, delivery and performance by Borrower of this Mortgage (i) are authorized by all documents (organizational and otherwise), agreements and stipulations limiting the activities of Borrower, (ii) do not require approval of any governmental authority, (iii) will not violate any provision of law, any order of any court or any governmental authority, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of the property of Borrower is bound.

     D. There is no action, suit or proceeding pending or threatened against or affecting Borrower or Guarantor or involving the validity of enforceability of this Mortgage, including before or by any governmental authority, and neither Guarantor nor Borrower is in default with respect to any order, writ, judgment, decree or demand of any court or other governmental authority except as previously disclosed in writing by Borrower to Lender.

     E. If applicable, the financial statements of each Borrower and Guarantor most recently delivered to Lender (i) are complete and correct in all material respects, (ii) accurately represent the financial condition of Borrower or Guarantor, as the case may be, as of their date and (iii) disclose all of Borrower's material liabilities, direct or contingent, as of such date. There has been no Adverse Change in Financial Condition of Borrower or Guarantor since the date of such financial statement. The term "Adverse Change in Financial Condition" means a decrease of twenty percent (20%) or more in aggregate net worth; insolvency; bankruptcy; or prospective failure to meet current liabilities as they come due.

     F. Borrower has the right to enter into this Mortgage, the execution and performance of which will not, either immediately, or with notice and/or passage of time, result in the creation or imposition of any encumbrance upon any of the Mortgaged Property except as granted hereby.

     G. Borrower has obtained and there remain in full force and effect all licenses, permits, consents, approvals and authorizations necessary or appropriate for the management and operation of the Improvements.

     AND BORROWER, IN ORDER MORE FULLY TO PROTECT THE SECURITY OF THIS MORTGAGE, COVENANTS AND AGREES AS FOLLOWS:

     1. Obligations Secured. This Mortgage is granted to secure the payment and performance of the Obligations strictly in accordance with the terms thereof in each case.

     2. Payment and Performance of Obligations. Principal of, interest on, and all other indebtedness and sums constituted by the Obligations shall be paid at the times and in the manner provided herein and in the other Loan Documents.

     3. Payment of Taxes and other Impositions. Borrower shall keep the Mortgaged Property free from statutory liens of every kind; shall pay, before delinquency and before any penalty for nonpayment attaches thereto, all taxes, assessments and governmental or municipal or public levies, fees, charges, fines or impositions of any nature whatsoever (collectively, the "Impositions") which are or may be levied or imposed against or in connection with the Mortgaged Property or any part thereof, except when payment for such items has theretofore been made under the Section of this Mortgage entitled "Monthly Installments of Taxes and Insurance"; shall deliver to Lender, on or before ten (10) days after request made by Lender therefor, receipted bills evidencing payment therefor. Notwithstanding the foregoing, so long as no default, and no circumstance which, with any required notice and/or opportunity to cure would constitute a default under the Obligations is subsisting, Borrower shall have the right to contest the validity of any Imposition by appropriate legal proceedings provided (i) Borrower notifies Lender of Borrower's intention to contest the same prior to commencing such contest, (ii) such contest shall preclude enforcement of collection out of or pursuant to the sale of any of the Mortgaged Property in satisfaction of any Imposition, (iii) Borrower shall furnish Lender with, at the option of Lender, a bond or title insurance or other security for the Imposition satisfactory to Lender in Lender's sole discretion, (iv) such contest shall not otherwise create a failure on the part of Borrower to comply with any other provision or condition of the Loan Documents, and (iv) upon a final and nonappealable determination of the contest that is adverse to the Borrower, Borrower shall pay the amount of the Imposition.

     4. Monthly Installments of Taxes and Insurance. If requested by Lender at any time (i) after the occurrence of an Event of Default as defined in the Security and Purchase Agreement of even date herewith between Borrower and certain co-borrowers and Lender (including after any applicable requirement for notice and an opportunity to cure) in any of the Obligations or (ii) after payment of taxes or insurance in respect of the Mortgaged Property have become delinquent (whether or not thereafter cured), Borrower shall pay to Lender, in addition to the amounts of principal and interest and any other sums due under the terms of the applicable instruments evidencing the Obligations, monthly on or before the first day of each calendar month, until the Obligations are paid in full, the following:

     A sum equal to all taxes, assessments and all other impositions next due on the Mortgaged Property, all as estimated in good faith by Lender, plus the premiums that will next become due and payable on policies of fire and other insurance covering the Mortgaged Property and required under the terms of this Mortgage, less all sums already paid therefor in each case, divided by the number of complete calendar months to elapse prior to the date when such taxes, assessments, impositions and premiums shall be due and payable.

All such payments described in this Section shall be held by Lender without accruing and without any obligation arising for the payment of interest thereon and Borrower waives any right, to the extent permitted by law, to demand or receive any interest, income or profits on any of the payments so deposited with Lender. Lender is hereby granted a security interest in all such amounts as collateral for the Obligations and such sums shall be subject to setoff by Lender following any default by Borrower (including after any applicable requirement for notice and/or opportunity to cure) under this Mortgage or the other Obligations.

     5. Utilities. Borrower shall pay or cause to be paid all charges in respect of all water, sewer, electricity, natural gas, telecommunications and all other utilities consumed on the Mortgaged Property prior to the date when the same would become delinquent, and shall provide Lender promptly after request is made by Lender therefor with copies of paid receipts in respect of all utility charges assessed against the Mortgaged Property.

     6. Liability Insurance. Borrower shall carry and maintain such liability and indemnity insurance as in good faith may be required from time to time by Lender in forms, amounts and with companies reasonably satisfactory to Lender. Certificates of such insurance, premiums prepaid, naming Lender as an additional insured, and copies of such policies, shall be deposited, if requested by Lender, by Borrower with Lender and shall contain provision for not less than ten (10) days' notice to Lender prior to any cancellation or modification thereof.

     7. Hazard Insurance. Borrower shall keep or cause to be kept all Improvements and Equipment, whether now existing or hereafter erected on the Mortgaged Property, insured as may be required from time to time by Lender against loss or damage by fire, hazards included within the term "broad form coverage", rent loss, flood (if required by law), and such other hazards, casualties, liabilities and contingencies in such amounts (not exceeding the replacement value thereof except in all events sufficient to keep Borrower from becoming a co-insurer) and for such periods as may be required by Lender consistent with reasonable and customary commercial practice with regard to similar properties or as otherwise required in good faith by Lender, and shall pay promptly, when due, any premiums on such insurance policies. Lender shall not unreasonably withhold approval of a policy form acceptable to the holder of the Prior Note and Prior Mortgage.

     All insurance policies shall be carried with companies having a Best rating of A- or better and approved by Lender and such policies shall name Lender as a lender loss payee pursuant to a "standard Oklahoma mortgage" or "New York mortgagee" clause. Evidence that such policies are in force shall be delivered to Lender on or before ten (10) days after request by Lender therefor. All such policies shall contain provision for at least ten (10) days notice to Lender prior to any cancellation or modification thereof.

     Borrower shall not carry separate insurance, concurrent in kind or form and contributing, in the event of loss, with any insurance required hereunder. In the event of a change in the use and nature of occupancy of the Mortgaged Property, immediate notice thereof by mail shall be delivered to all insurers and Lender.

     In the event of loss, Borrower will give immediate notice by mail to Lender. Borrower hereby authorizes Lender, at its option, to collect, adjust and compromise any losses under any of the insurance policies aforesaid if such actions are not taken by the holder of the Prior Note and Prior Mortgage (provided Lender in so adjusting and compromising any such losses acts in good faith and not in a manner which, under the circumstances, diminishes the recovery thereunder by an unreasonable amount), and after deducting all costs of collection to apply the proceeds of such insurance.

     Provided that no Event of Default then exists and provided the proceeds of such insurance are not applied by the holder of the Prior Mortgage to the indebtedness secured by the Prior Note and are not made available for repair and restoration pursuant to applicable provisions and procedures set forth in the Prior Mortgage (together with any moneys which may be deposited by Borrower with Lender for the purpose of repair or restoration of the Mortgaged Property promptly upon Borrower's becoming aware of any deficiency between the amount of such insurance proceeds and the amount necessary to restore the Mortgaged Property as hereinafter provided in this sentence) are sufficient to restore the Mortgaged Property to the same or better condition as existed immediately prior to the loss, then the following procedure shall apply for restoration and repair of the Mortgaged Property: Lender shall disburse the proceeds of the insurance for the sole purpose of repairing and restoring the Mortgage Property. If the cost of such repair and restoration is reasonably estimated by Lender to exceed $150,000.00, such repair and restoration shall, at the option of Lender, be under the supervision of an architect or engineer reasonably acceptable to Lender, shall be made pursuant to plans and specifications submitted to Lender prior to the commencement thereof, and which shall be subject to Lender's approval and which proceeds shall be disbursed by Lender from time to time only upon certification by the architect or engineer that all of the work theretofore completed was done in compliance with the plans and specifications approved by Lender, that the sum requested is justly required to reimburse Borrower for payments by Borrower to persons performing such work, that the amount of the remaining proceeds shall be sufficient to pay for the repairs and restoration remaining to be completed pursuant to the approved plans and specifications, and containing such other certifications as Lender reasonably may request. Disbursements by Lender shall also be subject to such other conditions, including but not limited to waivers of lien and title insurance coverage, as Lender in good faith deems necessary or appropriate.

     Any excess proceeds remaining after completion of restoration or repair shall be the property of and released to Borrower. Any proceeds retained by Lender pending completion of restoration or repair shall be deposited by Lender into an interest bearing account or invested in short term governmental obligations and all interest earned on such account or obligations shall be the property of and released to Borrower upon completion of such restoration or repair.

     After the occurrence of and during the continuance of an Event of Default, or if any of the other conditions described above to the proceeds being made available for restoration or repair are not met, the proceeds shall be applied as a reduction upon all of the Obligations secured hereby, in such order as Lender may elect; with the balance of any proceeds remaining after the disposition of the proceeds as aforesaid to be paid to Borrower.

     Upon acquisition of the Mortgaged Property by Lender in the event of foreclosure of this Mortgage, or other transfer of title to the Mortgaged Property in extinguishment of all or part of the Obligations secured hereby, all right, title and interest of Borrower in and to any insurance policies then in force shall pass to the purchaser or grantee of said property.

     8. Condemnation. Borrower shall give Lender immediate notice of the actual or threatened commencement of any proceedings under eminent domain affecting all or any part of the Mortgaged Property, including severance and consequential damage and change in grade of streets, and will deliver to Lender copies of any and all papers served in connection with any such proceedings. Subject to the provisions of the Prior Mortgage relating to the application of awards or payments arising from a condemnation, Borrower further covenants and agrees to make, execute and deliver to Lender, at any time or times upon request of Lender, free, clear and discharged of any encumbrances of any kind whatsoever (except for the rights of the holder of the Prior Mortgage), any and all further assignments and/or other instruments deemed necessary or appropriate by Lender for the purpose of validly and sufficiently assigning all awards and other compensation, heretofore and hereafter to be made to Borrower (including the assignment of any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warranty for payment thereof) for any taking, either permanent or temporary, under any such proceedings. In the event of a total or partial taking of the Mortgaged Property, the proceeds shall be applied first to the sums secured by the Prior Mortgage, secondly to the sums secured by this Mortgage, with the excess, if any, paid to Borrower, except that if the taking is a partial taking, then subject to the provisions of the Prior Mortgage relating to the application of such proceeds, Lender may apply the proceeds, or any part thereof, at Lender's option, to the restoration or repair of the Mortgaged Property.

     9. Alterations; Repairs; Waste, Compliance with Laws; Inspection. No additional Improvements shall be constructed on the Land, and no existing Improvements shall be materially altered, or removed or demolished without the prior written consent of Lender in each case. No Equipment shall be severed or removed without the prior written consent of Lender except that Borrower may replace in the ordinary course of business any Equipment with other Equipment at least equal in quality and condition to that replaced, provided such replacements are free from any security interest in or encumbrance thereon or reservation of title thereto except for the lien of this Mortgage and any other encumbrance which may be permitted by the express terms of the Loan Documents. Borrower shall permit, commit, or suffer no waste, impairment or deterioration of the Mortgaged Property or any part thereof; shall keep and maintain the same in good repair and condition, reasonable wear and tear excepted; shall effect such repairs as Lender may reasonably require, and from time to time to make all needful and proper replacements so that said Mortgaged Property will, at all times, be in fit and proper condition for the respective purposes for which they were erected or installed. Borrower shall comply with or require compliance with all statutes, regulations, codes, orders, requirements or decrees relating to the Mortgaged Property (including but not limited to the Americans with Disabilities Act) by any federal, state or municipal authority and, without limitation of the foregoing, shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including but not limited to zoning variances, conditional uses and non-conforming uses), privileges, franchises and concessions which are applicable to the Mortgaged Property or which have been granted to or contracted for by Borrower in connection with any existing or presently contemplated use of the Mortgaged Property. Borrower shall permit Lender, during business hours of Borrower and at all other reasonable times, to enter upon and inspect the Mortgaged Property.

     10. Prohibition of Other Liens. Borrower shall not voluntarily create or otherwise permit to be created or filed against the Mortgaged Property any mortgage lien (except for the Prior Mortgage and any securing indebtedness to Lender), or any statutory or other lien or liens, charge or encumbrance of any nature, whether inferior or superior to the lien of this Mortgage, without the prior written consent of Lender, except any which is one of the Permitted Exceptions. Borrower will not permit any default (whether or not waived by the applicable mortgagee) to occur under the Prior Mortgage or any other mortgage (or under the indebtedness secured thereby, in each case) on all or any part of the Mortgaged Property. Without limitation of the foregoing, Borrower shall keep and maintain the Mortgaged Property free from the claims of all persons now or hereafter supplying labor or materials thereto notwithstanding by whom such labor or materials may have been contracted.

     11. Indemnification of Lender. Borrower shall, to the fullest extent permitted by applicable law, save Lender harmless from all losses, costs and expenses, including reasonable attorneys' fees, and the cost of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Lender may be or become a party by reason of this Mortgage, including but not limited to condemnation, bankruptcy, probate and administration proceedings, as well as any other of the foregoing wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of, or the lien created by, this Mortgage, and all money paid or expended by Lender in that regard, together with interest thereon from the date of such payment at the Contract Rate per annum from time to time applicable under the Notes shall be part of the Obligations secured hereby and shall be due and payable by Borrower immediately upon request made by Lender. Borrower additionally hereby indemnifies and saves Lender harmless under this Mortgage from and against all liabilities, obligations, claims, damages. penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against Lender on account of (i) any failure of the Borrower to comply with any of the covenants and conditions on the part of Borrower to be performed or representations of Borrower contained in this Mortgage, or (ii) any loss or damage to the Mortgaged Property or any injury to, or death of, any person that may be occasioned by any cause whatsoever pertaining to the Mortgaged Property or the use thereof, provided that such indemnity shall be effective only to the extent of any loss that may be sustained by Lender in excess of any net proceeds of the insurance received by Lender from any insurance carried with respect to such loss and provided further that the benefits of this Section shall not inure to any person other than Lender and its successors and assigns. Nothing contained in this Section shall require the Borrower to indemnify Lender against the gross negligence or wantonly malicious acts of Lender. The indemnities contained in this Section shall survive payment of the Obligations and the release of this Mortgage, and shall extend to the officers, directors, employees and duly authorized agents of Lender.

     12. Books and Records. Borrower at all times shall keep and maintain complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Mortgaged Property and copies of all written contracts, leases, rental agreements, license agreements and other instruments and agreements that affect the Mortgaged Property. Such books, records, contracts, leases and other instruments and agreements shall be subject to examination and inspection at any reasonable time by Lender, and Borrower shall furnish Lender, at the cost of Borrower, with a copy of all or any of the same promptly following any request therefor by Lender. Borrower shall furnish to Lender, promptly upon request of Lender, a balance sheet and a statement of income and expenses relating to the Mortgaged Property, in reasonable detail and certified by Borrower as complete and accurate and, if Lender requires, at the option of Lender, certified, reviewed or compiled by an independent certified public accountant acceptable to Lender.

     13. Right of Lender to Cure Defaults. Upon default in the performance of any of the terms, covenants or conditions of this Mortgage or any of the other Loan Documents, Lender may, at its option and whether or not electing to declare the whole of the Obligations secured hereby due and payable, perform the same without waiver of any other remedy, and any amount paid or advanced by Lender in connection therewith, or any other costs, charges or expenses, including reasonable attorney's fees, incurred in the protection of the Mortgaged Property and the maintenance of the lien of this Mortgage, with interest thereon at the Default Rate, shall be repayable by Borrower, immediately upon demand made by Lender, shall be a lien upon the Mortgaged Property prior to any right, title to, interest in, or claim thereon attaching or accruing subsequent to the attachment of lien of this Mortgage and shall be secured by this Mortgage.

     14. Authorized Determinations by Lender. Lender in making any payment herein and hereby authorized, in the place and stead of Borrower (i) relating to any Impositions, utility charges or liens or other claims asserted against or in connection with the Mortgaged Property, may do so according to any bill, statement or estimate procured from the appropriate public office or other person or entity without inquiry into the accuracy thereof or the validity of the Imposition, charge, lien or claim; or (ii) relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge, shall be the sole judge of the legality or validity of same; or (iii) relating to the expense of repairs or replacement of any Improvements or Equipment shall be the sole judge of the state of repairs and the necessity for incurring the expense of any such repairs or replacement; or (iv) otherwise relating to any other purpose in and authorized by this Mortgage, but not enumerated in this Section, may do so whenever, in the judgment and discretion of Lender, such advance or advances shall seem necessary or desirable to protect the full security intended to be created by this Mortgage, and provided further that in connection with any such advance, Lender, at the option of Lender, may and is hereby authorized to obtain a continuation report of title prepared by a title insurance company, the cost and expense of which shall be repayable by Borrower immediately upon demand and shall be secured by this Mortgage.

     15. Environmental Compliance. Borrower represents and warrants that: (i) no hazardous or toxic substance or material or other waste ("Hazardous Substance") as defined in or regulated under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.9601, et. seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss.6901, et. seq.), The Oil Pollution Act of 1990 (33 U.S.C. ss.2701 et. seq.) or any other federal, state or local law, order or regulation pertaining to health, safety, or the environment (the "Environmental Laws") has ever been disposed, released, discharged or spilled on or under any part of the Mortgaged Property, (ii) the Mortgaged Property has never been used as a dump or landfill, (iii) no litigation or administrative action or proceeding has been commenced or threatened against Borrower or any subsidiary or affiliate of Borrower alleging a violation of any Environmental Laws, and (iv) no underground storage tank, polychlorinated biphenyls, asbestos, lead-based paint or urea formaldehyde is located on or under or has been applied to any part of the Mortgaged Property or contained in any Improvement or Equipment located on the Mortgaged Property. Borrower will not permit any Hazardous Substance to be placed or stored in or upon the Mortgaged Property except de minimis quantities if and, in such event, as incident to the customary operations of Borrower on the Mortgaged Property, and then only in compliance with all Environmental Laws. Without limitation of the preceding sentence, Borrower covenants that the Mortgaged Property at all times hereafter shall remain free from any contamination by any Hazardous Substance and that Borrower at all times will comply with all Environmental Laws affecting Borrower or the Mortgaged Property. Borrower shall notify Lender promptly upon becoming aware of any contamination of the Mortgaged Property by any Hazardous Substance, or upon being threatened with receipt of or receiving any notice, citation, summons, complaint or other communication alleging violation by Borrower of any Environmental Law or potential liability of Borrower in connection with any Hazardous Substance. Lender and its agents, including but not limited to environmental consultants and remediation contractors engaged by Lender, shall have the right, but not the obligation, to enter upon the Mortgaged Property at any time to inspect the same and take such other action as Lender deems necessary or appropriate with respect to any actual or threatened contamination of the Mortgaged Property by a Hazardous Substance or any other circumstance relating to a Hazardous Substance or any Environmental Law which in Lender's sole opinion could impair the security intended to be afforded by this Mortgage or result in a claim against or liability of Lender, and all costs and expenses, including reasonable attorneys' fees and the fees of such consultants and contractors, incurred by Lender, in so doing shall be paid by Borrower to Lender upon demand and be secured by the lien of this Mortgage and bear interest at the Applicable Rate. Borrower hereby indemnifies Lender and holds Lender wholly harmless from and against any and all losses, costs, expenses (including but not limited to reasonable attorneys' fees), injuries, damages, liabilities and claims of any kind whatsoever paid, incurred or suffered by or asserted against Lender by any person or entity, including but not limited to any governmental entity, whatsoever with respect to or as a direct or indirect result of the presence heretofore, now or hereafter of any Hazardous Substance on or under the Mortgaged Property, or the violation or alleged violation heretofore, now or hereafter by Borrower or any subsidiary or affiliate of Borrower of any Environmental Laws and, without limitation of the foregoing, any inaccuracy of any representation or warranty by Borrower contained in this Section or any breach by Borrower of or other default in the covenants contained in this Section. The indemnification established under the preceding sentence shall survive the maturity as well as the repayment or other discharge of the Obligations secured by this Mortgage and any termination of this Mortgage whether pursuant to repayment of the Obligations secured by it, foreclosure, deed in lieu of foreclosure or otherwise, to the maximum extent permitted by law. Borrower expressly acknowledges that any misrepresentation by Borrower under this Section, or any failure of condition or breach of covenant by Borrower or other default in any of the obligations of Borrower under this Section shall be and constitute an immediate default under this Mortgage and each of the other Loan Documents.

     16. Default. The occurrence of any of the following events shall be an event of default hereunder (an "Event of Default"):

          A. The occurrence of an Event of Default as defined in the Security and Purchase Agreement; or

          B. An event of default occurs under the Prior Note or Prior Mortgage which is not cured within applicable notice and cure periods.

     All notice and cure periods provided herein or in any other Loan Document shall run concurrently with any notice and cure periods provided by applicable laws.

     17. Rights and Remedies. At any time after an Event of Default, Lender shall have all the following rights and remedies:

          A. With or without notice, to declare all Obligations immediately due and payable, without presentment or demand;

          B. With or without notice, and without releasing Borrower or Guarantor from any Obligation, and without becoming a mortgagee in possession, to cure any breach or Event of Default of Borrower and, in connection therewith, to enter upon the Mortgaged Property and do such acts and things as Lender deems necessary or desirable to protect the security hereof, including, without limitation: (i) to appear in and defend any action or proceeding purporting to affect the security of this Mortgage or the rights or powers of Lender under this Mortgage; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of Lender, is or may be senior in priority to this Mortgage, the judgment of Lender being conclusive as between the parties hereto;
     (iii) to obtain insurance and to pay any premiums or charges with respect to insurance required to be carried under this Mortgage; or (iv) to employ counsel, accountants, contractors and other appropriate persons;

          C. To enforce the assignment of leases as herein granted and, in connection therewith, to collect and/or sue for the payments in Lender's own name and give receipts and releases therefor, with Lender being liable to account only for those payments actually received by Lender;

          D. To commence and maintain an action or actions in any court of competent jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Borrower hereunder, and Borrower agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Borrower waives the defense of laches and any applicable statute of limitations;

          E. As an alternative to judicial foreclosure, to foreclose the liens and security interests granted in this instrument through the power of sale conferred herein and pursuant to the Power of Sale Act (the "Power of Sale");

          F. To apply to a court of competent jurisdiction for and to obtain appointment of a receiver of the Property as a matter of strict right and without regard to the adequacy of the security for the repayment of the Obligations, the existence of a declaration that the Obligations are immediately due and payable, or the filing of a notice of default, and Borrower hereby consents to such appointment and waives any and all defenses to such appointment, agrees (i) not to oppose any application therefor by Lender, (ii) that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender to application of payments as provided in this Mortgage, and (iii) that any money advanced by Lender in connection with any such receivership shall be a demand obligation (which Borrower hereby agrees to pay) owing by Borrower to Lender pursuant to this Mortgage;

          G. To enter upon, possess, manage and operate the Mortgaged Property or any part thereof; and

          H. To resort to and realize upon the security hereunder and any other security now or later held by Lender under the other Loan Documents concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

     No action of Lender in pursuing the power of sale based upon the provisions herein or contained in the Power of Sale Act, including without limitation, the giving of the Notice of Intent to Foreclose By Power of Sale or the Notice of Sale, shall constitute an election of remedies which would preclude Lender from pursuing judicial foreclosure before or at any time after commencement of the power of sale foreclosure procedure.

     In the event of a judicial foreclosure, the court shall direct a sale of the Property to be either with or without appraisement as Lender may elect, said election to be exercised at, or any time prior to, the time judgment is rendered.

     Upon sale of the Property at any judicial or non-judicial foreclosure, Lender may credit bid (as determined by Lender in its sole and absolute discretion) all or any portion of the Obligations. In determining such credit bid, Lender may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Mortgaged Property as such appraisals may be discounted or adjusted by Lender in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Lender with respect to the Mortgaged Property prior to foreclosure; (iii) expenses and costs which Lender anticipates will be incurred with respect to the Mortgaged Property after foreclosure, but prior to resale, including, without limitation, the costs of any structural reports, hazardous waste reports or any remediation costs related thereto; (iv) anticipated discounts upon resale of the Mortgaged Property as a distressed or foreclosed property; and (v) such other factors or matters that Lender deems appropriate. In regard to the above, Borrower acknowledges and agrees that: (a) Lender is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (b) this Section does not impose upon Lender any additional obligations that are not imposed by law at the time the credit bid is made; (c) the amount of Lender's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Borrower and Lender; and (d) Lender's credit bid may be higher or lower than any appraised value of the Property.

     18. No Cure or Waiver. Neither Lender's nor any receiver's entry upon and taking possession of all or any part of the Property and Collateral, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Lender or any receiver shall cure or waive any breach, Default or notice of default under this Mortgage, or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and Borrower has cured all other defaults), or impair the status of the security, or prejudice Lender in the exercise of any right or remedy, or be construed as an affirmation by Lender of any tenancy, lease or option or a subordination of the lien of or security interests created by this Mortgage.

     19. Payment of Costs, Expenses and Attorney's Fees. Borrower agrees to pay to Lender immediately and without demand all costs and expenses incurred by Lender pursuant to this Paragraph 19 (including, without limitation, court costs and attorneys' fees, whether incurred in litigation, including, without limitation, at trial, on appeal, in post-judgment collection activities, or in any bankruptcy or other proceeding, or not and the costs of any appraisals obtained in connection with a determination of the fair value of the Property).

     20. Fees and Expenses in Foreclosure. In case of foreclosure of this Mortgage in any court of law or equity whether or not any order or decree shall have been entered therein, and to the extent permitted by law, a reasonable sum shall be allowed for stenographers' fees and for all moneys expended for documentary evidence and the cost of a complete abstract of title and title report for the purpose of such foreclosure, such sums to be secured by the lien of this Mortgage, and, to the extent permitted by law, there shall be included in any judgment or decree foreclosing this Mortgage and paid out of said rents, issues and profits from the Mortgaged Property and the proceeds of any sale made in pursuance of any such judgment or decree: (1) all costs and expenses of such suit or suits, appraisals, advertising, sale and conveyance, including stenographers' fees, outlays for documentary evidence and the cost of said abstract, examination of title and title report; (2) reasonable fees of legal counsel to Lender, to the fullest extent permitted by law; (3) all moneys advanced by Lender, if any, for any purposes authorized in this Mortgage, with interest as herein provided; (4) all the accrued interest remaining unpaid on the Obligations hereby secured; and (5) all the principal of the Obligations remaining unpaid. The surplus of the proceeds, if any, shall be paid to Borrower promptly after request by Borrower, or as the court may direct.

     21. Sale in One or More Parcels. In case of any foreclosure sale of the Mortgaged Property, the same may be sold in one or more parcels.

     22. No Waiver by Lender. The failure of Lender to exercise the option for acceleration of maturity and/or foreclosure following any default by Borrower in any of the Obligations or to exercise any other option granted to Lender hereunder or under the other Loan Documents in any one or more instances, or the acceptance by Lender of partial payments of any of the Obligations, shall not constitute a waiver of any such default, or extend or affect any applicable grace period, but such option shall remain continuously in force. Acceleration of maturity of any of the Obligations, once claimed by Lender, may, at the option of Lender, be rescinded by Lender by a written acknowledgement to that effect, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, or extend or affect any grace period.

     23. Lender to Succeed to Priority of Prior Liens. Should the proceeds of any loan made by Lender to Borrower as part of any of the Obligations, or any amount paid out or advanced by Lender, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Lender shall be subrogated to such other lien or encumbrance with respect to the Mortgaged Property, and shall have the benefit of the priority of all of same.

     24. Rights and Remedies Cumulative. The rights and remedies provided under this Mortgage and the other Loan Documents, at law, or in equity are cumulative and Lender as holder of every Obligation secured hereby may recover judgment thereon, issue execution therefor, and resort to every other right or remedy available at law or in equity without first exhausting and without affecting or impairing the security or any right or remedy afforded by this Mortgage and no enumeration of special rights or powers by any provision of this Mortgage shall be construed to limit any grant of general rights or powers, or to take away or limit any rights granted to or vested in Lender by virtue of the laws of the state in which the Land is located, or any other jurisdiction, the laws of which are applicable to this Mortgage. Lender may exercise any right, power or remedy to which Lender is entitled under this Mortgage or the other Loan Documents at Lender's option and in Lender's sole and absolute discretion without any obligation to do so, and if, under this Mortgage or the other Loan Documents, two or more alternative courses of action and/or remedies are available to Lender, Lender may elect any such action and/or remedy or combination of actions and/or remedies as Lender shall determine in the sole and absolute discretion of Lender.

     25. Lender's Right to Deal with Borrower and Other Parties. Lender, without notice, and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, may release any part of the Mortgaged Property, or any other security for all or part of the Obligations, and may release or grant indulgences, settlements or compromises to any person liable or pledging security for all or part of the Obligations, without in any way affecting the priority of the lien of this Mortgage to the full extent of the Obligations remaining unpaid with regard to any part of the security not expressly released. Lender may agree from time to time with Borrower or any other party obligated on or pledging security for any part of the Obligations or having any interest in the Mortgaged Property to extend the time for payment of any part of the Obligations or grant any other indulgences, releases, settlements or compromises and such agreements shall not in any way release or impair the lien of this Mortgage. In the event Lender (a) releases any part of the Mortgaged Property, or any person liable for or having pledged security for any of the Obligations, (b) grants an extension of time for any payments of the Obligations or grants any other indulgences, releases, settlements or compromises; (c) takes other or additional security for the payment of any of the Obligations; (d) waives or fails to exercise any right granted in this Mortgage or any of the other Loan Documents, said acts or omissions by Lender shall not release Borrower, subsequent owners of the Mortgaged Property or any part thereof, or makers or sureties or pledgors of collateral for or any of the Obligations, under any covenant of this Mortgage or of the other Loan Documents, nor preclude Lender from exercising any right, power or privilege herein or in the other Loan Documents granted or intended to be granted in the event of any other default then existing or any subsequent default.

     26. Usury; Illegality; Severability. Nothing contained in this Mortgage or any of the other Loan Documents or pursuant to any transaction related thereto shall be construed or shall operate either presently or prospectively, (a) to require Borrower to pay interest at a rate greater than is lawful, but shall require payment of interest and other sums only to the extent of such lawful rate, or (b) to require Borrower to make any payment or do any act contrary to law, but if any clause or provision contained in this Mortgage or in any other Loan Document shall otherwise so operate to invalidate this Mortgage or any other Loan Document, in whole or in part, then such clause or provision, as the case may be, only shall be held for naught as though not contained in this Mortgage or in the applicable Loan Document and the remainder of this Mortgage and other Loan Documents, as applicable, shall remain operative and in full force and effect.

     27. Warranty against Violations of Covenants. Borrower represents and warrants that on the date hereof neither this Mortgage, nor the Mortgaged Property, nor the contemplated use of the Improvements and Equipment, constitute a breach, or a violation of, any covenants, conditions, easements or restrictions, whether of record or not, or any zoning laws or land use regulations or other laws or regulations affecting the Mortgaged Property or binding upon Borrower, and Borrower covenants and agrees that Borrower will take all actions necessary to prevent any such breach or violation from hereafter occurring.

     28. Voluntary Zoning Changes. Borrower covenants not to change the use that Borrower intended for the Mortgaged Property at the time Borrower executed this Mortgage, or initiate, join in, consent to, or permit any change in any zoning ordinance, private restrictive covenant or other public or private restriction changing, limiting or restricting the uses which may be made of the Mortgaged Property, without the prior written consent of Lender obtained in each instance, provided any withholding of such consent by Lender is not unreasonable.

     29. Restrictions on Transfer. Except as expressly permitted by, and subject to the provisions of the Loan Documents, Borrower shall not enter into any lease of all or any part of the Mortgaged Property, or otherwise sell, transfer or convey, or enter into any agreement to sell, transfer or convey, all or any part of the Mortgaged Property, or any legal or beneficial interest therein, by operation of law (including but not limited to, as applicable, a merger, consolidation or transfer of capital stock, partnership or other ownership interest in Borrower) or otherwise, without Lender's prior written consent, and upon any breach of this Section Lender may immediately, at Lender's option, and without notice, declare all of the Obligations to be immediately due and payable and exercise all rights and remedies available to Lender upon a default under this Mortgage.

     30. Notices. Except for any notice required under applicable law to be given in another manner, any notice given under this Mortgage shall be given in the manner stipulated by the Security and Purchase Agreement dated the date hereof to which Borrower and Lender are parties and which is one of the Loan Documents referred to in Schedule 1 to this Mortgage. All notices, requests and demands made by the parties to this Agreement shall be in writing (at the addresses set forth below):

         If to Borrower:          AMS Health Sciences, Inc.
                                  711 N.E. 39th

                                  Oklahoma City, OK  73105
                                   ________________ - Phone
                                   ________________ - Fax

         If to Lender:            Laurus Master Fund, Ltd.
                                  c/o Laurus Capital Management, LLC
                                  825 Third Avenue, 14th Fl.
                                  New York, NY  10022
                                  Attention:  John E. Tucker, Esq.
                                  (212) 541-4434- Phone
                                  (212) 541-5800- Fax

     31. Security Agreement; Financing Statements. Borrower hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) describe the Collateral and (ii) contain any other information required by part 5 of Article 9 of the UCC or the Uniform Commercial Code of any other applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (x) whether Borrower is an organization, the type of organization, and any organizational identification number issued to Borrower and, (y) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Borrower agrees to furnish any such information to Lender promptly upon request. Borrower also ratifies, if applicable, its authorization for the Lender to have filed in any initial financing statements or amendments thereto if filed before the date of this Mortgage. Promptly upon request by Lender, Borrower shall execute, acknowledge and deliver to Lender or authorize Lender to file any other affidavit or certificate or other document that Lender reasonably may request in order to perfect, preserve, maintain or continue the security interest in the Mortgaged Property under this Mortgage and the priority of such security interest, and upon any failure by Borrower to do so Lender automatically shall be vested with power of attorney for Borrower, coupled with an interest, for such purposes. Borrower further agrees to pay to Lender on demand all costs and expenses incurred by Lender in connection with the preparation, execution, recording, filing and refiling of any such documents. In addition to being a mortgage this Mortgage is intended to be a security agreement and a fixture filing pursuant to the UCC for the items specified above as part of the Mortgaged Property (including goods constituting part of the Collateral that are or are to become fixtures) which, under applicable law, may be subject to a security interest pursuant to the UCC, and Borrower hereby grants to Lender a security interest in said items as security for the Obligations. Without limitation of the foregoing, Borrower agrees that Lender may file this Mortgage in any personal property or real estate records or other appropriate index as a financing statement for all or any of the items specified above as part of the Mortgaged Property. A carbon, photographic or other reproduction of this Mortgage or of a financing statement shall be sufficient as a financing statement.

     32. Successors and Assigns; Modifications in Writing. Subject to the Section of this Mortgage entitled "Restrictions on Transfer," this Mortgage shall be binding upon Borrower and its permitted successors and assigns, and all persons claiming under or through Borrower or any such successor or assign, and shall inure to the benefit of and be enforceable by Lender and its successors and assigns. This Mortgage may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     33. After Acquired Property. All property of every kind and description acquired by Borrower after the date hereof which by the terms hereof is required or intended to be subjected to the lien of this Mortgage shall, immediately upon the acquisition thereof by Borrower, and without any further mortgage, conveyance, assignment or transfer, become subject to the lien and security interest of this Mortgage. Nevertheless, Borrower, at any time, upon the request of Lender, will execute, acknowledge and deliver all such additional papers and instruments and all such further assurances of title and will do or cause to be done all further acts and things as may, subject to the conditions contained in this Mortgage, be proper or reasonably necessary for carrying out the intent of this Mortgage.

     34. Governing Law. This Mortgage was negotiated in the State of New York, the promissory note or notes secured by this Mortgage were delivered by Borrower and accepted by Lender in the State of New York, and the proceeds of the promissory note or notes secured hereby were disbursed from the State of New York, which state Borrower and Lender agree has a substantial relationship to Borrower and Lender and to the underlying transaction in connection with which this Mortgage was granted. This Mortgage, including matters of construction, validity and performance, and the obligations arising hereunder, shall be construed in accordance with and otherwise governed in all respects by the laws of the State of New York applicable to contracts made and performed in such state and any applicable law of the United States of America except to the extent that the real and personal property laws of the State of Oklahoma, including laws relating to the perfection, priority and enforcement of liens on real and personal property located in Oklahoma necessarily shall apply to enforcement of the security covered by this Mortgage. Borrower hereby irrevocably agrees that any legal action, suit, or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Mortgage or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States District Court or the state courts of New York or Oklahoma, as Lender may elect, and by execution and delivery of this Mortgage, Borrower hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in persona, generally and unconditionally with respect to any such action, suit, or proceeding for Borrower and in respect of Borrower's property. Borrower further agrees that final judgment against Borrower in any action, suit or proceeding referred to herein shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness of Borrower.

     35. Waiver of Exemption. To the extent permitted by law with respect to the Obligations secured hereby including any renewals or extensions thereof, Borrower waives and renounces any and all exemption rights, as well as the benefit of all valuation and appraisement privileges, and stay, redemption and moratoriums under and by virtue of the constitution and laws of the state in which the Land is located, and of any other state or the United States, now existing or hereafter enacted.

     36. Joint and Several Liability; Covenants Run with Land. All of the obligations of Borrower hereunder shall be joint and several. All of the covenants of this Mortgage shall run with the land.

     37. Provisions Severable. In the event that any provision of this Mortgage or any of the other Loan Documents conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage or the other Loan Documents that can be given effect without the conflicting provisions, and to this end the provisions of this Mortgage and the other Loan Documents are declared to be severable.

     38. Interpretation. Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall include all genders. The captions to the various sections of this Mortgage are inserted for convenience only and shall be ignored in interpreting its provisions.

     39. Waiver of Marshalling. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other person or entity, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein, and the order in which any or all portions of the Obligations secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any guarantor of or pledgor of collateral for any of the Obligations, and any other person or entity now or hereafter acquiring a security interest in the Mortgaged Property and having actual or constructive notice of this Mortgage, each waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or in equity or provided in this Mortgage. Without limitation of the foregoing, if all or any part of the Obligations are secured not only by this Mortgage but also by one or more other mortgages, deeds of trust, deeds to secure debt or other encumbrances of property located in this or other jurisdictions or states (collectively, the "Additional Security Instruments"), Lender, following any default (including after any required notice and applicable period of cure) under this Mortgage or any of the Additional Security Instruments, may proceed, concurrently or at any time thereafter and from time to time, to exercise the rights and remedies of Lender under this Mortgage and/or one or more of the Additional Security Instruments or other Loan Documents by proceedings that are appropriate in the jurisdiction or state wherein the property encumbered thereby is located, and no such action (or failure to act) by Lender shall impair any rights or remedies of Lender under this Mortgage, any of the Additional Security Instruments, at law or in equity.

     40. Future Advances; Revolving Credit. It is acknowledged and agreed that this Mortgage secures not only the initial advances under the Note evidencing the Obligations but also all future advances and all other additional indebtedness, whether direct, indirect, future, contingent or otherwise, connected with or arising out of the Loan Documents.

     41. Defeasance. PROVIDED ALWAYS, that if Borrower shall pay, or cause to be paid, all the Obligations secured by this Mortgage at the times and in the manner provided herein and in the Loan Documents, and shall keep, observe, perform and comply with, or cause to be kept, observed, performed and complied with, all of the provision of this Mortgage and the Loan Documents, to be kept, observed, performed or complied with by Borrower, then this Mortgage and the estate and interest hereby granted shall cease and have no further effect; and in such case, Lender, on demand of and at the sole cost and expense of Borrower, shall execute proper instruments in recordable form acknowledging satisfaction and discharge of this Mortgage.

     42. WAIVER OF TRIAL BY JURY. THE LENDER AND BORROWER ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS.

     43. Mortgage Tax. All Oklahoma mortgage tax required for recordation of this Mortgage and any amendment thereto from time to time shall be paid by Borrower.


          [the balance of this page intentionally has been left blank]

     IN TESTIMONY WHEREOF, witness the signature of Borrower to this Mortgage as of the date set forth above.


                                   "BORROWER"



                                   AMS HEALTH SCIENCES, INC.,
                                   an Oklahoma corporation


                                   By:  /s/ Robin Jacob
                                   Name:   Robin Jacob
                                   Title:  Vice President and Chief Financial
                                             Officer



STATE OF ____________      )
                           ) SS
COUNTY OF ___________      )

     The foregoing instrument was acknowledged before me this ____ day of __________, 2006, by _________________________, as _________________________ of
AMS HEALTH SCIENCES, INC., an Oklahoma corporation, on behalf of the company.


                                      ------------------------------------
                                      Notary Public

My Commission Expires:     _______________

My Commission Number:      _______________

(SEAL)

                                    EXHIBIT A

                to Mortgage, Assignment of Leases, Rents, Income
               and Profits, Security Agreement and Fixture Filing

                              (Description of Land)

TRACT 1

The East 50 feet of the South 140 feet of the West Half (W/2) of Block 8, and the West Half (W/2) of Block 8, and the North 170 feet of the East Half (E/2) of the West Half (W/2) of Block 8, all in NORTHVIEW ADDITION to Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof;


and


TRACT 2

The East Half (E/2) of the West Half (W/2) of Block 8, LESS AND EXCEPT the East 50 feet of the South 140 feet thereof, and LESS AND EXCEPT the North 170 feet thereof, all in NORTHVIEW ADDITION to Oklahoma City, Oklahoma County, Oklahoma, according to the recorded plat thereof.